Restricted net assets	12 Months Ended
Mar. 31, 2017
Restricted net assets
Restricted net assets

23.   Restricted net assets

PRC laws and regulations permit payments of dividends by the Company's subsidiaries and consolidated VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company's subsidiaries and consolidated VIEs incorporated in the PRC are required to annually appropriate 10% of their net income to the statutory reserve prior to payment of any dividends, unless such reserve have reached 50% of their respective registered capital. Furthermore, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC, up to the amount of net assets held in each subsidiary and consolidated VIE. As a result of the restrictions described above and elsewhere under PRC laws and regulations, the Company's subsidiaries and consolidated VIEs incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Company in the form of dividends. Such restriction amounted to RMB45,472 million as of March 31, 2017. Even though the Company currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the Company may in the future require additional cash resources from them due to changes in business conditions, funding of future acquisitions and development, or merely to declare and pay dividends or distributions to its shareholders. Except for the above or disclosed elsewhere, there is no other restriction on the use of proceeds generated by the Company's subsidiaries and consolidated VIEs to satisfy any obligations of the Company.